AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT		1. CONTRACT ID CODE	PAGE OF PAGES
		N/A	1	3
2. AMENDMENT/MODIFICATION NO Modification 0006	3. EFFECTIVE DATE See Block 16 C	4. REQUISITION/PURCHASE REQ. NO	5. PROJECT NO. (If applicable) N/A
6. ISSUED BY CODE	N/A	7. ADMINISTERED BY (If other than Item 6) CODE	N/A
DHHS/ASPR/AMCG 330 Independence Avenue, SW, Room G640, Washington, DC 20201
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)		(X )	9A. AMENDMENT OF SOLICITATION NO.

SIGA TECHNOLOGIES, INC. 35 E 62nd Street New York, NY 10065		9B. DATED (SEE ITEM 11)
		X	10A.MODIFICATION OF CONTRACT/ ORDER NO. HHSO100201100001C
10B. DATED (SEE ITEM 13)
CODE N/A	FACILITY CODE N/A	05/13/2011
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
∼ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ∼ is extended, ∼ is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning        copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment, you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) N/A FY: 2013 CAN: 1992002 O.C.: 25106 Amount: $27,926,401.00
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
(U)		A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

X		C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: FAR 52.243-2 Changes – Cost Reimbursement, (Aug1987) and mutual agreement of the Parties
D. OTHER (Specify type of modification and authority)
E. IMPORTANT: Contractor [] is not, [X] is required to sign this document and return _1_ copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible)
PURPOSE:  To (1) revise section B.5 Price Schedule, by adding additional funds and activities to CLIN 0007, (2) add additional funds and activities to CLIN 0009, (3) revise section F.1. period of performance, (4)and revise Section H.14 Key Personnel. See continuation sheet.

FUNDS ALLOTED PRIOR TO MOD #6 $435,467,220.00
FUNDS ALLOTTED WITH MOD #6 $27,926,401.00
TOTAL FUNDS ALLOTED TO DATE $463,393,621.00 (Changed)
EXPIRATION DATE: September 24, 2020 (Changed)
CONTRACT FUNDED THROUGH: September 24, 2020 (Changed)

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect

15A. NAME AND TITLE OF SIGNER (Type or print) Dennis E. Hruby, Chief Scientific Officer		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) Darrick A. Early, Contracting Officer DHHS/ASPR/AMCG
15B. CONTRACTOR/OFFEROR /s/ Dennis E. Hruby (Signature of person authorized to sign)	15C. DATE SIGNED 19 Dec 2012	16B. UNITED STATES OF AMERICA BY /s/ Darrick A. Early (Signature of Contracting Officer)	16C. DATE SIGNED 19 Dec 2012
NSN 7540-01-152-8070    OMB No. 0990—0115 STANDARD FORM 30 (REV. 10-83)

Contract No. HHSO100201100001C Modification No.6	Continuation Sheet Block 14	Page 2 of 3

1.	The Price Schedule for contract HHSO100201100001C is revised as follows.

In support of activities in Section C. Statement of Objective, paragraph C.1, C.2.and C.4, funds in the amount of [redacted]*

In support of activities in Section J - List of Attachments, Item 7 Security and Information Technology Plan Requirements funds in the amount of [redacted]*

CLIN 0007 and CLIN 0009 are revised as follows

CLIN#	Cost Type	Supply or Service	Estimated Cost	Fee	Total CPFF
7	CPFF	Supportive Studies (Clinical/Non-Clinical) to include, but not limited to stability, non-clinical, and clinical studies as described in Sections C.2,and C.4)	[redacted]*	[redacted]*	[redacted]*
9	CPFF	Information Technology Security, as described in Section J	[redacted]*	[redacted]*	[redacted]*

To:

CLIN#	Cost Type	Supply or Service	Estimated Cost	Fee	Total CPFF
7	CPFF	Supportive Studies (Clinical/Non-Clinical) to include, but not limited to stability, non-clinical, and clinical studies as described in Sections C.2,and C.4)	[redacted]*	[redacted]*	[redacted]*
9	CPFF	Information Technology Security, as described in Section J	[redacted]*	[redacted]*	[redacted]*

2.	Section B.6. Advanced Understandings is revised by adding the following:

B.6.3	[redacted]*

B.6.4	[redacted]*

3.	Section B.8.1 is revised by adding the following:

Manufacturing lots [redacted]* will count towards the required initial delivery of 500,000.

4.
As a result of the accepted Supplemental Technical and Cost Proposal of [redacted]*, Section F.1. Period of Performance is revised from May 16, 2011 – May 15, 2016 to May 16, 2011 – September 24, 2020.

Contract No. HHSO100201100001C Modification No.6	Continuation Sheet Block 14	Page 3 of 3

5.	Section H.14. Key Personnel is revised removing [redacted]*.

6.	Supplemental Technical and Cost Proposal of [redacted]* is hereby incorporated by reference as an attachment to Section J of the Contract.

All other terms and conditions of contract HHSO100201100001C remain unchanged.

END OF MODIFICATION 6 TO HHSO100201100001C